                                                                    Exhibit 10.1


                       PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN


                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

                       PURCHASE AND ASSUMPTION AGREEMENT

ARTICLE I - THE ASSETS ..................................................................................................1
         Section 1.1.  Banking Facilities ...............................................................................1

ARTICLE II - TRANSFER OF ASSETS AND LIABILITIES .........................................................................1
         Section 2.1.  Transferred Assets ...............................................................................1
         Section 2.2.  Purchase Price....................................................................................3
         Section 2.3.  Deposit Liabilities ..............................................................................5
         Section 2.4.  Loans Transferred ................................................................................7
         Section 2.5.  Safe Deposit Business ............................................................................9
         Section 2.6.  Employee Matters ................................................................................10
         Section 2.7.  Records and Data Processing .....................................................................10
         Section 2.8.  Security ........................................................................................11
         Section 2.9.  Taxes and Fees; Proration of Certain Expenses ...................................................11
         Section 2.10. Real Property ...................................................................................12

ARTICLE III - CLOSING AND EFFECTIVE TIME ...............................................................................13
         Section 3.1.  Effective Time ..................................................................................13
         Section 3.2.  Closing .........................................................................................13
         Section 3.3.  Post Closing Adjustments ........................................................................16

ARTICLE IV - INDEMNIFICATION ...........................................................................................16
         Section 4.1.  Seller's Indemnification of Purchaser ...........................................................16
         Section 4.2.  Purchaser's Indemnification of Seller ...........................................................17
         Section 4.3.  Claims for Indemnity ............................................................................17
         Section 4.4.  Limitations on Indemnification ..................................................................17

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF SELLER ...................................................................18
         Section 5.1   Corporate Organization ..........................................................................18
         Section 5.2   No Violation ....................................................................................18
         Section 5.3   Corporate Authority .............................................................................18
         Section 5.4   Enforceable Agreement............................................................................18
         Section 5.5   No Brokers.......................................................................................18
         Section 5.6   Personal Property................................................................................19
         Section 5.7   Real Property ...................................................................................19
         Section 5.8   Condition of Property ...........................................................................19
         Section 5.9   Limitation of Representations and Warranties ....................................................19


 ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF PURCHASER ..............................................................19
  Section 6.1.    Corporate Organization................................................................................20
  Section 6.2.    No Violation..........................................................................................20
  Section 6.3.    Corporate Authority...................................................................................20
  Section 6.4.    Enforceable Agreement ................................................................................20
  Section 6.5.    No Brokers ...........................................................................................20

 ARTICLE VII - OBLIGATIONS OF PARTIES PRIOR TO AND AFTER EFFECTIVE TIME  ...............................................20
  Section 7.1.    Full Access...........................................................................................20
  Section 7.2.    Delivery of Magnetic Media Records ...................................................................21
  Section 7.3.    Application for Approval............................................................................. 21
  Section 7.4.    Conduct of Business; Maintenance of Properties........................................................21
  Section 7.5.    No Solicitation by Seller.............................................................................22
  Section 7.6.    No Solicitation by Purchaser..........................................................................22
  Section 7.7.    Further Actions ......................................................................................23
  Section 7.8.    Fees and Expenses.....................................................................................23
  Section 7.9.    Breaches with Third Parties...........................................................................23
  Section 7.10    Insurance ............................................................................................23
  Section 7.11.   Public Announcements..................................................................................23
  Section 7.12.   Tax Reporting.........................................................................................23
  Section 7.13.   REIT Participations...................................................................................24

ARTICLE VIII - CONDITIONS TO PURCHASER'S OBLIGATIONS ...................................................................24
  Section 8.1.    Representations and Warranties True...................................................................24
  Section 8.2.    Obligations Performed.................................................................................24
  Section 8.3.    No Adverse Litigation.................................................................................24
  Section 8.4.    Regulatory Approval...................................................................................24

ARTICLE IX -   CONDITIONS TO SELLER'S OBLIGATIONS ......................................................................25
  Section 9.1.    Representations and Warranties True ..................................................................25
  Section 9.2.    Obligations Performed ................................................................................25
  Section 9.3.    No Adverse Litigation ................................................................................25
  Section 9.4.    Regulatory Approval ..................................................................................25
  Section 9.5.    Barnett Closing ......................................................................................25

ARTICLE X - TERMINATION ................................................................................................26
  Section 10.1.   Methods of Termination ...............................................................................26
  Section 10.2.   Procedure Upon Termination............................................................................26
  Section 10.3    Payment of Expenses...................................................................................27

 ARTICLE XI- MISCELLANEOUS PROVISIONS ...........................................................................27
  Section 11.1.  Completion of Barnett Transaction. .............................................................27
  Section 11.2.  Amendment and Modification .....................................................................27
  Section 11.3.  Waiver or Extension ............................................................................27
  Section 11.4.  Assignment. ....................................................................................28
  Section 11.5.  Confidentiality.................................................................................28
  Section 11.6.  Addresses for Notices, Etc. ....................................................................28
  Section 11.7.  Counterparts....................................................................................29
  Section 11.8.  Headings. ......................................................................................29
  Section 11.9.  Governing Law ..................................................................................29
  Section 11.10. Sole Agreement..................................................................................29
  Section 11.11. Severability. ..................................................................................29
  Section 11.12. Parties In Interest ............................................................................29

                        PURCHASE AND ASSUMPTION AGREEMENT

THIS PURCHASE AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of December 15, 1997 by and between NATIONSBANK CORPORATION, a bank holding company having its principal office in Charlotte, North Carolina (the "Seller"), and REPUBLIC BANK, a Florida state banking corporation, having its principal offices in St. Petersburg, Florida (the "Purchaser"):

                                   WITNESSETH:

WHEREAS, NationsBank Corporation ("NationsBank") has entered into an Agreement and Plan of Merger with Barnett Banks, Inc. ("Barnett") for the purpose of acquiring Barnett and its subsidiaries (the "Barnett Transaction"); and

WHEREAS, NationsBank and Barnett through the actions of Seller and certain of their banking subsidiaries wish to divest themselves of certain assets, deposits and other liabilities in order to meet a portion of the regulatory requirements dictated by the Barnett Transaction; and

WHEREAS, the Purchaser wishes to purchase such assets and assume such liabilities upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Seller and Purchaser agree as follows:

                                    ARTICLE I
                                   THE ASSETS

Section 1.1. Banking Facilities.

Purchaser shall purchase from Seller the assets of, and assume the liabilities assigned to, those branch banking offices identified on Exhibit 1.1 (b) attached hereto (the "Banking Facilities").

                                   ARTICLE II
                       TRANSFER OF ASSETS AND LIABILITIES

Section 2.1. Transferred Assets.

(a) As of the Effective Time (as defined in Section 3.1 below) and upon the terms and conditions set forth herein, Seller will sell, assign, transfer, convey and deliver to Purchaser, and Purchaser will purchase from Seller, the following assets at the Banking Facilities except as otherwise excluded from sale pursuant to the provisions of Subsection 2.1(b) below (the "Transferred Assets"):

         (1) subject to Section 2.10 hereof, all of Seller's transferable right, title and interest in and to all real estate and improvements thereon at the Banking Facilities, but not including any leasehold estates covered by sub-section (3) below, together with all rights and appurtenances pertaining thereto (the "Real Property");

         (2) the furniture, fixtures, leasehold improvements, equipment and other tangible personal property located on or affixed to the Real Property or located at leased Banking Facilities locations, including any of such items on order at the Closing but not including any of such items subject to the terms of any Equipment Leases (the "Personal Property");

         (3) all assignable leases affecting the Banking Facilities, including all leases of real property (the "Real Property Leases"), and all leases for equipment (the "Equipment Leases"), and any assignable, stand-alone software licenses and leases (the "Software Licenses");

         (4) all safe deposit contracts and leases for the safe deposit boxes located at the Banking Facilities as of the Effective Time (the "Safe Deposit Contracts");

         (5)      all Loans transferred pursuant to Section 2.4; and

         (6) all coins and currency located at the Banking Facilities as of the Effective Time (the "Coins and Currency").

(b) Excluded from the assets, properties and rights being transferred, conveyed and assigned to Purchaser under this Agreement are (1) the assets listed on Exhibit 2.l(b) hereto, (2) Seller's rights in and to the names "NationsBank" and "Barnett" and any of their predecessor banks' names and any of NationsBank's or Seller's predecessors' corporate logos, trademarks, trade names, signs, paper stock, forms and other supplies containing any such logos, trademarks or trade names,
         (3) residential mortgage servicing rights for 1-4 family residential mortgage loans at the Banking Facilities if Seller is a Barnett subsidiary, (4) licenses and permits, (5) trust, brokerage, mutual fund and similar relationships and (6) proprietary NationsBank or Barnett software (the "Excluded Assets"). Seller shall coordinate with Purchaser to remove the Excluded Assets from the Banking Facilities on or prior to the Effective Time. Seller shall remove the Excluded Assets at its own cost and, apart from making any repairs necessitated by Seller's negligence in removing the Excluded Assets, Seller shall be under no obligation to restore the premises to their original condition, which shall be the responsibility of Purchaser.

(c) Notwithstanding anything to the contrary contained in this Agreement, all RMMS (as defined below) data and information and any copies or extracts thereof or other data or analyses derived therefrom, and all internal reports and data relating to, containing or derived from the operating results of Barnett and its affiliates or any subsidiary or division or line of business thereof, whether contained in books, records or other paper format, accessed through the computer and data processing systems of Barnett and its affiliates, or otherwise in the possession of Barnett or the Seller, shall remain solely the property of Seller, and nothing contained in this Agreement shall be construed as transferring to or vesting in the Purchaser or any of Purchaser's affiliates any right or interest in or to such data and information or to grant to the Purchaser any ongoing rights to the use of the RMMS or data derived therefrom. Purchaser acknowledges that Seller shall be entitled to take all such steps prior to or following the Closing as shall be necessary in Seller's sole discretion to effect the foregoing, including taking such actions as are necessary to ensure that all access to such information at the offices of the Seller shall be terminated as of the Closing. Purchaser shall promptly return to Seller any such information or data described herein, which remains at any facilities transferred hereunder following the Closing.

For purposes of this Agreement, the term "RMMS" means the Retail Market Management System, a proprietary strategic and marketing system of Barnett which combines customer transaction, balance and demographic data with a proprietary analytic methodology to produce specific customer and market management tools. These management tools include but are not limited to market potential models, customer profitability analysis, market segmentation analysis and customer activity analysis.

Section 2.2. Purchase Price.

(a) As consideration for the purchase of the Banking Facilities, Purchaser shall pay a purchase price equal to the sum of the following:

         (1) The Net Book Value (as defined in Section 2.2(d) hereof) of the Personal Property and the real estate and improvements (including leasehold improvements) at the Banking Facilities on the Closing Date plus $5,460,000;

         (2) A premium for the Deposit Liabilities (as defined in Section 2.3(a) hereof) and franchise value assigned to the Banking Facilities equal to 12.13% of the Deposit Liabilities;

         (3) The Net Book Value (as defined in Section 2.2(d) hereof) of the Loans as set forth in Section 2.4 hereof on the Closing Date plus a premium for the Loans equal to 2.81% of the Net Book Value of the Loans; and

         (4)      The face amount of the Coins and Currency.

(b) In addition, Purchaser shall assume, as of the Effective Time, all of the duties, obligations and liabilities of Seller relating to the Real Property, the Real Property Leases, the Equipment Leases, the Software Licenses, the Safe Deposit Contracts, the Deposit Liabilities (including all accrued interest relating thereto) and all other assignable operating contracts of the Banking Facilities.

(c) Seller shall prepare a balance sheet (the "Pre-Closing Balance Sheet") in accordance with generally accepted accounting principles consistently applied as of a date not earlier than 30 calendar days prior to the Effective Time anticipated by the parties (the "Pre-Closing Balance

         Sheet Date") reflecting the assets to be sold and assigned hereunder and the liabilities to be transferred and assumed hereunder all based on the book value of such assets and liabilities; Seller agrees to pay to Purchaser at the Closing (as defined in Section 3.1 hereof), in immediately available funds, the excess amount, if any, of the amount of Deposit Liabilities assumed by Purchaser pursuant to subsection (b) above as reflected by the Pre-Closing Balance Sheet over the aggregate purchase price computed in accordance with subsection (a) above, as reflected by the Pre-Closing Balance Sheet. Purchaser agrees to pay Seller at the Closing, in immediately available funds, the excess, if any, of the aggregate purchase price computed in accordance with subsection (a) above, as reflected by the Pre-Closing Balance Sheet over the amount of Deposit Liabilities assumed by Purchaser pursuant to subsection (b) above as reflected by the Pre-Closing Balance Sheet. Amounts paid at Closing shall be subject to subsequent adjustment based on the Post-Closing Balance Sheet (as defined in Section 3.3 hereof).

(d) With regard to Personal Property and Real Property, Net Book Value is the value that the asset is carried on Seller's general ledger. With regard to Loans, Net Book Value is the aggregate principal amount of the Loans, plus accrued and unpaid interest and late charges thereon, but such value shall not include any loan loss reserves or general reserve.

(e) (1) Seller and Purchaser agree to allocate the purchase price in accordance with Section 1060 of the Internal Revenue Code (the "Code"). Within 120 days after the Closing Date, Purchaser shall provide to Seller Purchaser's proposed allocation of the purchase price as finally determined and paid by Purchaser hereunder. Within 30 days after the receipt of such allocation, Seller shall propose to Purchaser any changes to such allocation or otherwise shall be deemed to have agreed with such allocation.

         (2) Seller and Purchaser shall reduce such allocation to writing, including jointly and properly executing completed Internal Revenue Service Form 8594, and any other forms or statements required by the Code, Treasury Regulations or the Internal Revenue Service, together with any and all attachments required to be filed therewith. Seller and Purchaser shall file timely any such forms and statements with the Internal Revenue Service.

         (3) To the extent consistent with applicable law, Seller and Purchaser shall not file any tax return or other documents or otherwise take any position with respect to taxes which is inconsistent with such allocation of the final purchase price, provided, however, that neither Seller nor Purchaser shall be obligated to litigate any challenge to such allocation of the final purchase price by a governmental authority.

         (4) Seller and Purchaser shall promptly inform one another of any challenge by any governmental authority to any allocation made pursuant to this subsection and agree to consult with and keep one another informed with respect to the state of, and any discussion, proposal or submission with respect to, such challenge.

Section 2.3.      Deposit Liabilities.

(a) "Deposit Liabilities" shall mean all of Seller's duties, obligations and liabilities relating to the deposit accounts assigned to the Banking Facilities as of the Effective Time (including accrued but unpaid or uncredited interest thereon).

(b) Except for those liabilities and obligations specifically assumed by Purchaser under 2.2(b) above, Purchaser are not assuming any other liabilities or obligations. Liabilities not assumed include, but are not limited to, the following:

         (1) Seller's cashier checks, letters of credit, money orders, traveler's checks, interest checks and expense checks issued prior to closing, consignments of U.S. Government "E" and "EE" bonds and any cash items paid by Seller and not cleared prior to the Effective Time.

         (2) Liabilities or obligations with respect to any litigation, suits, claims, demands or governmental proceedings arising, commenced or made known to Seller prior to Closing and related to the Banking Facilities.

         (3) Deposit accounts associated with or securing lines of credit where the line of credit is excluded in accordance with
                  Section 2.4(b).

         (4)      Deposit accounts with Seller's group banking program, if any.

         (5) Self-directed individual retirement accounts, if any, as well as those individual retirement accounts which, by their terms, are not subject to assignment, it being understood that all other types of IRA Deposit Liabilities are intended to be transferred.

         (6) Any and all obligations arising under any service agreements entered into between Seller or Barnett and their subsidiaries.

         (7) Deposit accounts associated with qualified retirement plans where Seller is the trustee of such plan or the sponsor of a prototype plan used by such plan.

(c) Seller does not represent or warrant that any deposit customers whose accounts are assumed by Purchaser will become or continue to be customers of Purchaser after the Effective Time.

(d) Purchaser agrees to pay in accordance with law and customary banking practices all properly drawn and presented checks, drafts and withdrawal orders presented to Purchaser by mail, over the counter or through the check clearing system of the banking industry, by depositors of the accounts assumed, whether drawn on the checks, withdrawal or draft forms provided by Seller or by Purchaser, and in all other respects to discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing to the depositors whose accounts are assumed by Purchaser.

(e) If, after the Effective Time, any depositor, instead of accepting the obligation of Purchaser to pay the Deposit Liabilities assumed, shall demand payment from Seller for all or any part of any such assumed Deposit Liabilities, Seller shall not be liable or responsible for making any such payment; provided, that if Seller shall pay the same, Purchaser agrees to reimburse Seller for any such payments, and Seller shall not be deemed to have made any representations or warranties to Purchaser with respect to any such checks, drafts or withdrawal orders and any such representations or warranties implied by law are hereby expressly disclaimed. Seller and Purchaser shall make arrangements to provide for the daily settlement with immediately available funds by Purchaser of checks, drafts, withdrawal orders, returns and other items presented to and paid by Seller within 90 calendar days after the Effective Time and drawn on or chargeable to accounts that have been assumed by Purchaser; provided, however, that Seller shall be held harmless and indemnified by Purchaser for acting in accordance with such arrangements.

(f) Purchaser agrees, at its cost and expense, (1) to assign new account numbers to depositors of assumed Deposit Liabilities, (2) to notify such depositors, on or before the Effective Time, in a form and on a date mutually acceptable to Seller and Purchaser, of Purchaser assumption of Deposit Liabilities, (3) to furnish such depositors with checks on the forms of Purchaser and with instructions to utilize Purchaser's checks and to destroy unused check, draft and withdrawal order forms of Seller (If Purchaser so elect, Purchaser may offer to buy from such depositors their unused Seller's check, draft and withdrawal order forms.), (4) to reissue all ATM and debit cards (with new PIN numbers) associated with the depositors of assumed Deposit Liabilities, (5) to replace all line of credit checks with checks on the forms of Purchaser with instructions to utilize Purchaser's checks and to destroy the unused checks and (6) to disable and to notify customers of its disabling of all credit card overdraft protection. In addition, subsequent to regulatory approval, Seller will notify its affected customers by letter of the pending assignment of Seller's Deposit Liabilities to Purchaser, which notice shall be at Seller's cost and expense and shall be in a form mutually agreeable to Seller and Purchaser.

(g) Purchaser agrees to pay promptly to Seller an amount equivalent to the amount of any checks, drafts or withdrawal orders credited to any assumed Deposit Liabilities as of the Effective Time that are returned to Seller after the Effective Time.

(h) As of the Effective Time, Purchaser will assume and pay the Deposit Liabilities and assume and discharge all of Seller's duties and obligations in accordance with the terms and conditions and laws, rules and regulations that apply to the certificates, accounts and other Deposit Liabilities assumed under this Agreement.

(i) As of the Effective Time, Purchaser will maintain and safeguard in accordance with applicable law and sound banking practices all account documents, deposit contracts, signature cards, deposit slips, canceled items and other records related to the Deposit Liabilities assumed under this Agreement, subject to Seller's right of access to such records as provided in this Agreement.

(j) Seller will render a final statement to each depositor of an account assumed under this Agreement as to transactions occurring through the Effective Time and will comply with all laws, rules and regulations regarding tax reporting of transactions of such accounts through the Effective Time; provided, however, that Seller shall not be obligated to render a final statement on any account not ordinarily receiving periodic statements in the ordinary course of Seller's business. Seller will be entitled to impose normal fees and service charges on a per-item basis, but Seller will not impose periodic fees or blanket charges in connection with such final statements. Purchaser will comply with all laws, rules and regulations regarding tax reporting of transactions of such accounts after the Effective Time.

(k) Prior to the Closing Date, Purchaser, at its expense, will notify all Automated Clearing House ("ACH") originators of the transfers and assumptions made pursuant to the Agreement; provided, however, that Seller may, at its option, notify all such originators (on behalf of Purchaser) also at the expense of Purchaser. For a period of 90 calendar days beginning on the Effective Time, Seller will honor all ACH items related to accounts assumed under this Agreement which are mistakenly routed or presented to Seller. Seller will make no charge to Purchaser for honoring such items, and will electronically transmit such ACH data to Purchaser. If Purchaser cannot receive an electronic transmission, Seller will make available to Purchaser at Seller's operations center receiving items from the Automated Clearing House tapes containing such ACH data. Items mistakenly routed or presented after the 90-day period will be returned to the presenting party. Seller and Purchaser shall make arrangements to provide for the daily settlement with immediately available funds by Purchaser of any ACH items honored by Seller, and Seller shall be held harmless and indemnified by Purchaser for acting in accordance with this arrangement to accept ACH items.

(l) Following the Effective Time, Purchaser agrees to use its best efforts to collect from Purchaser customers amounts equal to any Visa or MasterCard charge backs under the MasterCard and Visa Merchant Agreements between Seller and its customers or amounts equal to any deposit items returned to Seller after the Effective Time which were honored by Seller prior to the Effective Time and remit such amounts so collected to Seller. Purchaser agrees to immediately freeze and remit to Seller any funds, up to the amount of the charged back or returned item that had been previously credited by Seller if such funds are available at the time of notification by Seller to Purchaser of the charged back or returned item. Notwithstanding the foregoing, Purchaser shall have no duty to remit funds for any item or charge that has been improperly resumed or charged to Seller. Solely for the purposes of this Section 2.3(i), all references to Seller shall be deemed to include Seller and its assignees.

Section 2.4. Loans Transferred.

(a) Seller will transfer to Purchaser as of the Effective Time, subject to the terms and conditions of this Agreement, all of Seller's right, title and interest in (including collateral relating thereto) loans maintained, serviced and listed as loans assigned to the Banking Facilities (collectively, the "Loans"); provided, however, the Loans shall not include any loans described in subsection (b) below. Such Loans (as well as any lien or security interest related thereto) shall be transferred by means of a blanket (collective) assignment and not individually (except as may be otherwise required by law). Purchaser shall inform Seller not less than 45 calendar days prior to the proposed Closing of any case in which filing information relating to any collateral for the Loans will be required for preparation of any assignments of liens.

(b) Notwithstanding the provisions of subsection (a) above, the Loans shall not include:

         (1) nonaccruals (which term shall include loans in which the collateral securing same has been repossessed or in which collection efforts have been instituted or claim and delivery or foreclosure proceedings have been filed);

         (2)      loans 90 calendar days or more past due;

         (3)      loans upon which insurance has been force-placed;

         (4)      credit card loans;

         (5) loans in connection with which the borrower has filed a petition for relief under the United States Bankruptcy Code prior to the Effective Time;

         (6) loans identified by Purchaser in writing within 45 calendar days or more prior to the Effective Time as not being purchased because of failure to meet generally applicable credit standards of Purchaser. In the case of loans made within 45 calendar days of Closing, Purchaser shall have the right to review and put back those loans for failure to meet the credit standards of Purchaser for up to 30 days; or

         (7) mortgage servicing rights for 1-4 family residential mortgage loans if Seller is a Barnett subsidiary.

(c) Seller and Purchaser agree that Purchaser will become the beneficiary of credit life insurance written on direct consumer installment loans and coverage will continue to be the obligation of the current insurer after the Effective Time and for the duration of such insurance as provided under the terms of the policy or certificate. If Purchaser become the beneficiary of credit life insurance written on direct consumer installment loans, Seller and Purchaser agree to cooperate in good faith to develop a mutually satisfactory method by which the current insurer will make rebate payments to and satisfy claims of the holders of such certificates of insurance after the Effective Time. The parties obligations in this section are subject to any restrictions contained in existing insurance contracts as well as applicable laws and regulations.

(d) In connection with the transfer of any loans requiring notice to the borrower and the servicer, Purchaser and Seller will comply with all notice and reporting requirements of the loan documents or of any law or regulation.

(e) All Loans will be transferred without recourse and without any warranties or representations as to their collectibility or the creditworthiness of any of the obligers of such Loans.

(f) Purchaser will at its expense issue new coupon books or other forms of payment identification for payment of Loans for which Seller provide coupon books with instructions to utilize Purchaser coupons or forms and to destroy coupons furnished by Seller.

(g) For a period of 90 calendar days after the Effective Time, Seller will forward to Purchaser loan payments received by Seller. Purchaser shall reimburse Seller upon demand for checks returned on payments forwarded to Purchaser; however, to the extent possible, Seller will deduct the amount of such returned checks from payments received and shall settle with Purchaser by an official check.

(h) As of the Effective Time, Seller shall transfer and assign all files, documents and records related to the Loans to Purchaser, including such information held in electronic form, and Purchaser will be responsible for maintaining and safeguarding all such materials in accordance with applicable law and sound banking practices.

(i) If the balance due on any Loan purchased pursuant to this Section 2.4 has been reduced by Seller as a result of a payment by check received prior to the Effective Time, which item is returned after the Effective Time, the asset value represented by the Loan transferred shall be correspondingly increased and an amount in cash equal to such increase shall be paid by Purchaser to Seller promptly upon demand.

(j) Seller shall grant to Purchaser as of the Effective Time a limited power of attorney, in substantially the form attached hereto as Exhibit 2.4(j)(the "Power of Attorney").

Section 2.5. Safe Deposit Business.

(a) As of the Effective Time, Purchaser will assume and discharge Seller's obligations with respect to the safe deposit box business at the Banking Facilities in accordance with the terms and conditions of contracts or rental agreements related to such business, and Purchaser will maintain all facilities necessary for the use of such safe deposit boxes by persons entitled to use them.

(b) As of the Effective Time, Seller shall transfer and assign the records related to such safe deposit box business to Purchaser, and Purchaser shall maintain and safeguard all such records and be responsible for granting access to and protecting the contents of safe deposit boxes at the Banking Facilities.

(c) Safe deposit box rental payments and late payment fees collected by Seller before the Effective Time shall not be prorated.

Section 2.6. Employee Matters.

(a) Subject to Section 11.12 hereof, Purchaser shall offer employment to all employees employed by Seller at the Banking Facilities as of the Effective Time (the "Employees"), in their then current functional positions at each facility with remuneration not less than current levels (subject to normal salary increases) and benefits generally equivalent to current levels. Except for Purchaser's defined benefit pension plan, Employees who become employees of Purchaser shall receive full credit for their prior service with Seller under Purchaser's benefit plans and policies, including its vacation and sick leave policies. As of the Effective Time, the Employees who become employees of Purchaser and their dependents, if any, previously covered under Seller's health insurance plan shall be covered under Purchaser's health insurance plan without being subject to any pre-existing condition limitations or exclusions except those excluded under Seller's health insurance plan. Employees who become employees of Purchaser shall not be required to satisfy the deductible and employee payments required by Purchaser's comprehensive medical and/or dental plans for the calendar year of the Effective Time to the extent of amounts previously credited during such calendar year under comparable plans maintained by Seller. Employees who become employees of Purchaser shall receive full credit for their prior service with Seller for purposes of determining their participation, eligibility and vesting rights under Purchaser's defined benefit pension plan; benefits under Purchaser's defined benefit pension plan shall accrue from the first day of service with Purchaser and shall be based on the number of years of service with Purchaser.

(b) Seller makes no representations or warranties about whether any of the Employees who become employees of Purchaser will remain employed at the Banking Facilities after the Effective Time. Seller will use its best efforts to maintain the Employees as employees of Seller at the Banking Facilities until the Effective Time. Any Employee whose employment shall be terminated for any reason prior to the Effective Time or who shall elect not to be an employee of Purchaser shall be dealt with by Seller in its sole and absolute discretion. Seller agrees that, for a period of 12 months after the Effective Time, it will not solicit for employment any Employee who remains employed by Purchaser.

(c) Purchaser agrees that for a period of 12 months after the Effective Time, no Employee will be terminated by Purchaser without paying to such Employee a severance benefit no less than the applicable severance benefit set forth in Exhibit 2.6(c).

Section 2.7. Records and Data Processing.

(a) As of the Effective Time, Purchaser shall become responsible for maintaining the files, documents and records referred to in this Agreement. Purchaser will preserve and safekeep them as required by applicable law and sound banking practice for the joint benefit of Seller and Purchaser. After the Effective Time, Purchaser will permit Seller and its representatives, for reasonable cause, at reasonable times and upon reasonable notice, to examine, inspect, copy and reproduce any such files, documents or records as Seller deem reasonably necessary and to have similar access to such records and Seller's former employees for purposes of preparation of records and reports (including regulatory and tax reports and returns) and as required in connection with third party litigation.

(b) As of the Effective Time, Seller will permit Purchaser and its representatives, for reasonable cause, at reasonable times and upon reasonable notice, to examine, inspect, copy and reproduce files, documents or records retained by Seller regarding the assets and liabilities transferred under this Agreement (to the extent that such information is readily available from Seller's records without incurring any significant expense) as Purchaser deem reasonably necessary.

(c) For a period of 90 days after the Effective Time, the party providing copies of records shall do so without charge; thereafter it may charge its customary rate for such copies.

(d) It is understood that certain of Seller's records, including certificates of deposit, may be available only in electronic form or in the form of photocopies, film copies or other non-original and non-paper media.

Section 2.8. Security.

As of the Effective Time, Purchaser shall be solely responsible for the security of and insurance on all persons and property located in or about the Banking Facilities.

Section 2.9. Taxes and Fees; Proration of Certain Expenses.

Purchaser shall be responsible for the payment of all fees and taxes related to this transaction; except that Purchaser shall not be responsible for, or have any liability with respect to, taxes on any income to Seller arising out of this transaction. Purchaser shall not be responsible for any income tax liability of Seller arising from the business or operations of the Banking Facilities before the Effective Time, and Seller shall not be responsible for any tax liabilities of Purchaser arising from the business or operations of the Banking Facilities after the Effective Time. Utility payments, telephone charges, real property taxes, personal property taxes, rent, salaries, deposit insurance premiums or assessments, maintenance items, other ordinary operating expenses of the Banking Facilities and other expenses related to the liabilities assumed or assets purchased hereunder shall be prorated between the parties as of the Effective Time. To the extent any such item has been prepaid by Seller for a period extending beyond the Effective Time, there shall be a proportionate monetary adjustment in favor of Seller. The Purchaser shall be responsible for the payment of any non-delinquent assessments. Real estate taxes shall be pro-rated at the Closing based upon the maximum allowable discount and other applicable exemptions, and there shall be no reproration of real estate taxes.

Seller and Purchaser shall each be responsible for its own costs with respect to the preparation and filing of any tax returns, as well as the preparation, review and analysis of the allocation statements and any forms or statements prepared in connection with the final allocation of the purchase price.

Section 2.10. Real Property.

(a)      Title Matters.

         (i) Seller agrees to deliver to Purchaser as soon as reasonably possible upon Purchaser's request copies of all title information in possession of Seller, including, but not limited to, title insurance policies, attorneys' opinions on title, surveys, covenants, deeds and easements relating to the Real Property. Such delivery shall constitute no warranty by Seller as to the accuracy or completeness thereof or that Purchaser is entitled to rely thereon.

         (ii) Purchaser agrees to notify Seller, in writing within 45 calendar days after the date of this Agreement of any mortgages, pledges, material liens, encumbrances, reservations, tenancies, encroachments, overlaps or other title exceptions, survey objections, or zoning or similar land use violations (excluding legal but nonconforming uses) related to the Real Property to which Purchaser reasonably objects (the "Title Defects"). If Purchaser does not notify Seller of Title Defects within the 45 day period, Purchaser shall be deemed to have waived its rights under this Section
                  2.10. Purchaser agrees that Title Defects shall not include real property taxes not yet due and payable or easements, restrictions, tenancies, survey matters or other title matters, and rights of way which do not materially interfere with the use of the Real Property as such facilities are currently utilized. Seller shall make a good faith effort to correct any such Title Defect to Purchaser's reasonable satisfaction at least 10 calendar days prior to Closing; provided, however, that Seller shall not be obligated to bring any lawsuit or make any payments of money (except to pay liens that Seller does not dispute in good faith) to cure a Title Defect. If Seller is unable or unwilling to cure any such Title Defects to Purchaser's reasonable satisfaction, Purchaser shall have the option either to terminate this Agreement (upon written notice to Seller) with respect to the Banking Facilities, at which the Real Property having such Title Defects is located or to receive title in its then existing condition. Upon termination of this Agreement with respect to a particular tract of property pursuant to this
                  Section 2.10, no party shall have any further liability to the other party under this Agreement with respect to such parcel of Real Property (or the other Assets or Deposit Liabilities associated with that facility) and the purchase price shall be adjusted accordingly.

(b)      Environmental Matters.

         Purchaser shall have the right to conduct such investigation of environmental matters with respect to the Real Property as it may reasonably require and shall report the results of any such investigation, together with its objections to any material violation of applicable environmental law which impacts the use of a particular tract of Real Property as such facilities are currently utilized, to Seller no later than 45 calendar days after the date of this Agreement; provided, however, that without the prior written consent of Seller and execution of a satisfactory property access agreement, Purchaser shall not conduct subsurface testing, any ground water monitoring or install any test well or undertake any other investigation which requires a permit or license from, or the reporting of the investigation or the results thereof to, a local or state environmental regulatory authority or the United States Environmental Protection Agency. If Purchaser objects to any material violation of applicable environmental law which impacts the Real Property or its use as a banking facility, Seller shall have the right, but not the obligation, to cure any such material violation of law which is discovered by Purchaser's investigation. If Seller either refuses to give such written consent or refuses to cure any material violation of applicable environmental law relating to the Real Property or the use thereof as a banking center, Purchaser shall have the option either to purchase the Real Property in its then existing condition or to terminate this Agreement (upon written notice of Seller) with respect to the Banking Facilities at which such parcel of Real Property affected by such refusal is located in which event neither party shall have any further liability to the other under this Agreement with respect to such Banking Facilities (or the other Assets or Deposit Liabilities associated with that facility) and the purchase price shall be adjusted accordingly.

(c)      Termination by Seller.

         If Purchase elects not to purchase Banking Facilities pursuant to this
         Section 2.10, Seller may elect to terminate this Agreement in its entirety within 10 calendar days after its receipt of Purchaser's election not to purchase a Banking Facility.

                                    ARTICLE III
                           CLOSING AND EFFECTIVE TIME

Section 3.1. Effective Time.

The purchase of assets and assumption of liabilities provided for in this Agreement shall occur at a closing (the "Closing") to be held at the offices of Seller in Charlotte, North Carolina at 10:00 a.m. local time on a date designated by Seller within 31 calendar days following the closing of the Barnett Transaction and the date of all approvals by regulatory agencies and after all statutory waiting periods have expired, or at such other place, time or date on which the parties shall mutually agree. The effective time (the "Effective Time") shall be 2:00 p.m., local time, on the day on which the Closing occurs (the "Closing Date").

Section 3.2. Closing.

(a) All actions taken and documents delivered at the Closing shall be deemed to have been taken and executed simultaneously, and no action shall be deemed taken nor any document delivered until all have been taken and delivered.

(b) At the Closing, subject to all the terms and conditions of this Agreement, Seller shall deliver to Purchaser or, in the case of subsections (b), (6), (7), (8) and (10), make reasonably available to
         Purchaser:

         (1) Special warranty deeds executed by the appropriate Seller transferring Seller's interest in and to each parcel of Real Property to Purchaser in substantially the form attached hereto as Exhibit 3.2(b)(1);

         (2)      A Bill of Sale, in substantially the form attached hereto as
                  Exhibit 3.2(b)(2) (the "Bill of Sale"), transferring to Purchaser all of Seller's interest in the Personal Property and in the Loans;

         (3) An Assignment and Assumption Agreement, in substantially the form attached hereto as Exhibit 3.2(b)(3) (the "Assignment and Assumption Agreement"), assigning Seller's interest in the Equipment Leases, the Safe Deposit Contracts and the Deposit Liabilities;

         (4) An Assignment and Assumption of Lease, in substantially the form attached hereto as Exhibit 3.2(b)(4) (the "Assignment and Assumption of Lease"), assigning Seller's interest in the Real Property Leases;

         (5) Consents from third persons that are required to effect the assignments set forth in the Assignment and Assumption Agreement, and in the Assignment and Assumption of Leases;

         (6) Seller's keys to the safe deposit boxes and Seller's records related to the safe deposit box business at the Banking Facilities;

         (7)      Seller's files and records related to the Loans;

         (8) Seller's records related to the Deposit Liabilities assumed by Purchaser;

         (9) Immediately available funds in the net amount shown as owing to Purchaser by Seller on the Closing Statement, if any;

         (10)     The Coins and Currency;

         (11) Such of the other assets to be purchased as shall be capable of physical delivery;

         (12) A certificate of a proper officer of each Seller, dated as of the date of Closing, certifying to the fulfillment of all conditions which are the obligation of that Seller and that all of the representations and warranties of such Seller set forth in this Agreement remain true and correct in all material respects as of Effective Time;

         (13) Copies of (A) the articles of incorporation and bylaws of Seller and (B) a resolution of the Board of Directors of Seller, or the Executive Committee of Seller, approving the sales contemplated herein;

         (14) Such certificates and other documents as Purchaser and its counsel may reasonably require to evidence the receipt by Seller of all necessary regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement;

         (15) A Closing Statement using amounts shown on the Pre-Closing Balance Sheet, substantially in the form attached hereto as
                  Exhibit 3.2(b)(15) (the "Closing Statement");

         (16) An affidavit of Seller certifying that Seller is not a "foreign person" as defined in the federal Foreign Investment in Real Property Tax Act of 1980;

         (17)     The Power of Attorney; and

         (18) An assignment of the REIT participations by the REIT as an additional Seller.

                  It is understood that the items listed in subsections (b)(6) and (b)(10) shall be transferred after the Banking Facilities have closed for business on the Closing Date and that the records listed in subsections (b)(7) and (b)(8) will be transferred as soon as possible after the Closing, but in no event more than 30 days after the Closing.

(c) At the Closing, subject to all the terms and conditions of this Agreement, Purchaser shall deliver to Seller:

         (1)      The Assignment and Assumption Agreement;

         (2)      The Assignment and Assumption of Lease;

         (3) A certificate and receipt acknowledging the delivery and receipt of possession of the Assets and records referred to in this Agreement;

         (4) Immediately available funds in the net amount shown as owing by Purchaser on the Closing Statement, if any;

         (5) A certificate of a proper officer of Purchaser, dated as of the Date of Closing, certifying to the fulfillment of all conditions which are the obligation of Purchaser and that all of the representations and warranties of Purchaser set forth in this Agreement remain true and correct in all material respects as of the Effective Time;

         (6) Copies of (A) the charter and bylaws of the Purchaser and (B) a resolution of the Board of Directors, or the Executive Committee, of Purchaser approving the purchases contemplated herein; and

         (7) Such certificates and other documents as Seller and its counsel may reasonably require to evidence the receipt of Purchaser of all necessary regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement.

(d)      All instruments, agreements and certificates described in this Section
         3.2 shall be in form and substance reasonably satisfactory to the parties' respective legal counsel.

Section 3.3. Post Closing Adjustments.

(a) Not later than 60 business days after the Effective Time (the "Post-Closing Balance Sheet Delivery Date"), Seller shall deliver to Purchaser a balance sheet dated as of the Effective Time and prepared in accordance with generally accepted accounting principles consistently applied reflecting the assets sold and assigned and the liabilities transferred and assumed hereunder (the "Post-Closing Balance Sheet") together with a copy of Seller's calculation of the adjusted purchase price and amounts payable thereunder. Additionally, Seller shall deliver to Purchaser a list of Loans purchased, individually identified by account number. Seller shall afford Purchaser and its accountants and attorneys the opportunity to review all work papers and documentation used by Seller in preparing the Post-Closing Balance Sheet. Within 15 business days following the Post-Closing Balance Sheet Delivery Date (the "Adjustment Payment Date"), Seller and Purchaser shall meet at the offices of Seller in Charlotte, North Carolina, or such other location as may be mutually agreed, to effect the transfer of any funds as may be necessary to reflect changes in such assets and liabilities between the Pre-Closing Balance Sheet and the Post-Closing Balance Sheet and resulting changes in the purchase price, together with interest thereon computed from the Effective Time to the Adjustment Payment Date at the applicable Federal Funds Rate (as hereinafter defined).

(b) In the event that a dispute arises as to the appropriate amounts to be paid to either party on the Adjustment Payment Date, each party shall pay to the other on such Adjustment Payment Date all amounts other than those as to which a dispute exists. Any disputed amounts retained by a party which are later found to be due to the other party shall be paid to such other party promptly upon resolution with interest thereon from the Effective Time to the date paid at the applicable Federal Funds Rate.

(c) The Federal Funds Rate shall be the mean of the high and low rates quoted for Federal Funds in the Money Rates Column of The Wall Street Journal adjusted as such mean may increase or decrease during the period between the Effective Time and the date paid.

                                   ARTICLE IV
                                 INDEMNIFICATION

Section 4.1. Seller's Indemnification of Purchaser.

Seller shall indemnify, hold harmless and defend Purchaser from and against any breach by Seller of any representation or warranty contained herein and all claims, losses, liabilities, demands and obligations, including reasonable attorneys' fees and expenses, arising out of any actions, suits or proceedings commenced prior to the Effective Time (other than proceedings to prevent or limit the consummation of this transaction) relating to Seller's operations at the Banking Facilities; and, except as otherwise provided in this Agreement, Seller shall further indemnify, hold harmless and defend Purchaser from and against all claims, losses, liabilities, demands and obligations, including reasonable attorneys' fees and expenses, real estate taxes, intangibles and franchise taxes, sales and use taxes, social security and unemployment taxes, all accounts payable and operating expenses (including salaries, rents and utility charges) incurred by Seller prior to the Effective Time and which are claimed or demanded on or after the Effective Time, or which arise out of any actions, suits or proceedings commenced on or after the effective time and which relate to Seller's operations at the Banking Facilities prior to the Effective Time.

Section 4.2. Purchaser's Indemnification of Seller.

Purchaser shall indemnify, hold harmless and defend Seller from and against any breach by Purchaser of any representation or warranty contained herein and all claims, losses, liabilities, demands and obligations, including reasonable attorneys' fees and expenses, real estate taxes, intangibles and franchise taxes, sales and use taxes, social security and unemployment taxes, all accounts payable and operating expenses (including salaries, rents and utility charges), which Seller may receive, suffer or incur in connection with operations and transactions occurring after the Effective Time and which involve the Banking Facilities, the Transferred Assets or the liabilities assumed pursuant to this Agreement.

Section 4.3. Claims for Indemnity.

(a) A claim for indemnity under Sections 4.1 or 4.2 of this Agreement may be made by the claiming party at any time prior to 12 months after the Effective Time by the giving of written notice thereof to the other party. Such written notice shall set forth in reasonable detail the basis upon which such claim for indemnity is made. In the event that any such claim is made within such prescribed 12 month period, the indemnity relating to such claim shall survive until such claim is resolved. Claims not made within such 12 month period shall cease and no indemnity shall be made therefor.

(b) In the event that any person or entity not a party to this Agreement shall make any demand or claim or file or threaten to file any lawsuit, which demand, claim or lawsuit may result in any liability, damage or loss to one party hereto of the kind for which such party is entitled to indemnification pursuant to Section 4.1 or 4.2 hereof, then, after written notice is provided by the indemnified party to the indemnifying party of such demand, claim or lawsuit, the indemnifying party shall have the option, at its cost and expense, to retain counsel for the indemnified party to defend any such demand, claim or lawsuit. In the event that the indemnifying party shall fail to respond within five calendar days alter receipt of such notice of any such demand, claim or lawsuit, then the indemnified party shall retain counsel and conduct the defense of such demand, claim or lawsuit as it may in its discretion deem proper, at the cost and expense of the indemnifying party. In effecting the settlement of any such demand, claim or lawsuit, an indemnified party shall act in good faith, shall consult with the indemnifying party and shall enter into only such settlement as the indemnifying party shall approve (the indemnifying party's approval will be implied if it does not respond within ten calendar days of its receipt of the notice of such settlement offer).

Section 4.4. Limitations on Indemnification.

Notwithstanding anything to the contrary contained in this Article III, no indemnification shall be required to be made by either party until the aggregate amount of all such claims by a party exceeds $50,000. Once such aggregate amount exceeds $50,000, such party shall thereupon be entitled to indemnification for all amounts in excess of such $50,000. IN ADDITION, THE PARTIES SHALL HAVE NO OBLIGATIONS UNDER THIS ARTICLE IV FOR ANY CONSEQUENTIAL LIABILITY, DAMAGE

OR LOSS THE INDEMNIFIED PARTY MAY SUFFER AS THE RESULT OF ANY DEMAND, CLAIM OR LAWSUIT.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows, which representations and warranties shall survive the Effective Time for a period of 12 months except as otherwise specifically herein provided:

Section 5.1. Corporate Organization.

Seller is a bank holding company duly organized, validly existing and in good standing under the laws of the State of North Carolina. Seller has the corporate power and authority to carry on its business as currently conducted and to effect the transactions contemplated herein.

Section 5.2. No Violation.

The Banking Facilities have been operated in all material respects in accordance with applicable laws, rules and regulations. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate or conflict with (a) Seller charter or bylaws; (b) any material provision of any material agreement or any other material restriction of any kind to which Seller is a party or by which Seller is bound; (c) any material statute, law, decree, regulation or order of any governmental authority; or (d) any material provision which will result in a default under, or which cause the acceleration of the maturity of, any material obligation or loan to which Seller is a party.

Section 5.3. Corporate Authority.

Prior to Closing, the consummation of the transactions contemplated herein will have been duly authorized by the Board of Directors or the Executive Committee of Seller. No further corporate authorization is necessary for Seller to consummate the transactions contemplated hereunder.

Section 5.4. Enforceable Agreement.

This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding agreement of Seller, enforceable in accordance with its terms.

Section 5.5. No Brokers.

All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other person, firm or corporation employed or engaged by or on behalf of Seller in such a manner as to give rise to any valid claim against Seller or Purchaser for a brokerage commission, finder's fee or like commission.

Section 5.6. Personal Property.

Seller owns, and will convey to Purchaser at the Closing, all of Seller's right, title and interest to all of the Personal Property free and clear of any mortgages, liens, security interests or pledges, except as may otherwise be set forth in this Agreement.

Section 5.7. Real Property.

Seller make the following additional representations regarding the Real
Property:

(a) Except as specifically set forth herein or disclosed to Purchaser within 30 days after the date of this Agreement, Seller has no knowledge of any condemnation proceedings pending against the Real Property.

(b) Except as specifically set forth herein or disclosed to Purchaser in writing within 30 days after the date of this Agreement, Seller has not entered into any agreement regarding the Real Property, and the Real Property is not subject to any claim, demand, suit, lien, proceeding or litigation of any kind, pending or outstanding, which would materially affect or limit Purchaser or its successors' or assigns' use and enjoyment of the Real Property or which would materially limit or restrict Seller's right or ability to enter into this Agreement and consummate the sale and purchase contemplated hereby.

(c) Purchaser's sole remedy for a breach of the representations and warranties in this Section 5.7 shall be to elect not to purchase a particular Banking Facility, as provided in Section 2.10.

Section 5.8. Condition of Property.

Except as may be otherwise specifically set forth in this Agreement, the Real Property and Personal Property to be purchased by Purchaser hereunder are sold as is, where is, with no warranties or representations whatsoever, except as may be expressly represented or warranted in this Agreement.

Section 5.9. Limitation of Representations and Warranties.

Except as may be expressly represented or warranted in this Agreement, the Seller is making no other representations or warranties whatsoever with regard to any asset being transferred to Purchaser or any liability or obligation being assumed by Purchaser or as to any other matter or thing

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Seller as follows, which representations and warranties shall survive the Effective Time for a period of 12 months except as otherwise specifically herein provided:

Section 6.1. Corporate Organization.

Purchaser is a state banking corporation, duly organized, validly existing and in good standing under the laws of State of Florida. Purchaser has the corporate power and authority to carry on the business being acquired, to assume the liabilities being transferred, and to effect the transactions contemplated herein.

Section 6.2. No Violation.

Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate or conflict with (a) the charter or bylaws of Purchaser; (b) any material provision of any material agreement or any other material restriction of any kind to which Purchaser is a party or by which Purchaser is bound; (c) any material statute, law, decree, regulation or order of any governmental authority; or (d) any material provision which will result in a default under, or cause the acceleration of the maturity of, any material obligation or loan to which Purchaser is a party.

Section 6.3. Corporate Authority.

The consummation of the transactions contemplated herein have been duly authorized by the Board of Directors (or Executive Committee) of the Purchaser. No further corporate authorization on the part of Purchaser is necessary to consummate the transactions contemplated hereunder.

Section 6.4. Enforceable Agreement.

This Agreement has been duly executed and delivered by Purchaser and is the legal, valid and binding agreement of Purchaser enforceable in accordance with its terms.

Section 6.5. No Brokers.

As negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other person, firm or corporation employed or engaged by or on behalf of Purchaser in such a manner as to give rise to any valid claim against Seller or Purchaser for a brokerage commission, finder's fee or like commission.

                                   ARTICLE VII
            OBLIGATIONS OF PARTIES PRIOR TO AND AFTER EFFECTIVE TIME

Section 7.1. Full Access.

Seller shall afford to the officers and authorized representatives of Purchaser, upon prior notice and subject to Seller's normal security requirements, access to the properties, books and records pertaining to the Banking Facilities in order that Purchaser may have full opportunity to make reasonable investigations and to engage in operational planning, at reasonable times without interfering with the normal business and operations of the Banking Facilities, or the affairs of Seller relating to the Banking Facilities. The officers of Seller shall furnish Purchaser with one standard set of such additional financial and operating data and other information as to its business and properties at the Banking Facilities, or where otherwise located, as Purchaser may, from time to time, reasonably request and as shall be available, including, without limitation, information required for inclusion in all governmental applications necessary to effect this transaction. Any additional copies of such information shall be produced and provided at Purchaser's expense. Nothing in this Section 7.1 shall require Seller to breach any obligation of confidentiality or to reveal any proprietary information, trade secrets or marketing or strategic plans. Records, including credit information relating to the Loans, will be made available for review by Purchaser no later than 30 calendar days after the execution of this Agreement. It is understood that certain of Seller's records may be available only in the form of photocopies, film copies or other non-original and non-paper media.

Section 7.2. Delivery of Magnetic Media Records.

Seller shall prepare or cause to be prepared at its expense and make available to Purchaser at Seller's data processing center or other reasonably convenient location magnetic media records in Seller field format not later than 60 calendar days after the execution of this Agreement and further shall make available to Purchaser such records updated as of the Closing Date, which records shall contain the information related to the items described in Subsections 3.2(b)(6), (b)(7) and (b)(8) above. Such updated records shall be made available at such time after Closing as agreed to by the parties. At its option, Seller may provide such reports in paper format instead of magnetic media format.

Section 7.3. Application for Approval.

Within 30 calendar days following the execution of this Agreement, Purchaser shall prepare and file applications required by law with the appropriate regulatory authorities for approval to purchase and assume the aforesaid assets and liabilities, to establish branches at the locations of the Banking Facilities, and to effect in all other respects the transactions contemplated herein. Purchaser agrees to process such applications in a diligent manner and on a priority basis and to provide Seller promptly with a copy of such applications as filed (except for any confidential portions thereof) and all material notices, orders, opinions, correspondence and other documents with respect thereto, and to use its best efforts to obtain all necessary regulatory approvals. On the date hereof, Purchaser knows of no reason why such applications should not receive all such approvals. Purchaser shall promptly notify Seller upon receipt by Purchaser of notification that any application provided for hereunder has been accepted or denied. Seller shall provide such assistance and information to Purchaser as shall be reasonably necessary for Purchaser to comply with the requirements of the applicable regulatory authorities.

Section 7.4. Conduct of Business; Maintenance of Properties.

From the date hereof until the Effective Time, Seller covenants that it will:

(a) Carry on, or cause to be carried on, the business of the Banking Facilities substantially in the same manner as on the date hereof, use all reasonable efforts to preserve intact its current business organization and preserve its business relationships with depositors, customers and others having business relationships with it and whose accounts will be retained at the Banking Facilities; provided, however, that Seller need not, in its sole discretion, advertise or promote new or substantially new customer services in the principal market area of the Banking Facilities;

(b) Cooperate with and assist Purchaser in assuring the orderly transition of the business of the Banking Facilities to Purchaser from Seller; and

(c) Maintain the Real Property and the Personal Property in its current condition, ordinary wear and tear excepted.

Section 7.5. No Solicitation by Seller.

For a period of 12 months after the Effective Time, Seller will not specifically target and solicit customers assigned to the Banking Facilities utilizing any customer or mailing list which consists primarily of such customers; provided, however, these restrictions shall not restrict general mass mailings, telemarketing calls, statement stuffers and other similar communications directed to all the current customers of Seller or Seller's affiliates, or to the public or newspaper, radio or television advertisements of a general nature or otherwise prevent Seller from taking such actions as may be required to comply with any applicable federal or state laws, rules or regulations. In addition, these restrictions shall not restrict (a) the solicitation of (i) customers whose accounts are normally established or maintained in offices other than the Banking Facilities, (ii) any credit or debit card customer of Seller with regard to such card products, or (iii) any customer which has an agreement for merchant services with Seller or Seller's affiliates, including its venture partners (including Unified Merchant Services) for merchant services; (b) the ability of Seller to install, operate and serve customers' needs through automated teller machines at any location; or (c) the solicitation of customers whose accounts are excluded by either Purchaser or Seller from the transactions contemplated by this Agreement.

Section 7.6. No Solicitation by Purchaser.

Purchaser shall not solicit any customer which, at the date hereof, (i) has a credit card account with Seller for credit card products or (ii) has an agreement with Seller or Seller's venture partner, Unified Merchant Services, for the processing of customer's credit and debit card transactions and other similar merchant services (said customers herein referred to as "Merchants") during the term of any such agreements, including any renewal term thereunder, or otherwise interfere in any way with Seller or Seller's venture partner, Unified Merchant Services, relationship with any such Merchant. Notwithstanding the foregoing, Purchaser may at times, or from time to time may solicit such Merchants in Purchaser market area as part of Purchaser general direct marketing program, or by general solicitations such as newspaper, radio and television advertisements, as long as the Merchants as a group are not targeted for solicitation. Purchaser shall be in compliance with the restrictions contained above provided that (i) before mailing or telephoning, Purchaser uses its record of Merchants to eliminate those Merchants from any mailing or telephone solicitation list of potential customers that comes into Purchaser control and from any mailing or telephone solicitation list that is screened by a credit bureau at Purchaser direction, directly or indirectly, and (ii) Purchaser does not otherwise intentionally direct any mailing or telephone solicitation or such Merchants or any substantial portion thereof.

Section 7.7. Further Actions.

The parties hereto shall execute and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement.

Section 7.8. Fees and Expenses.

Purchaser shall be responsible for the costs of all title examinations, title insurance fees, surveys, environmental investigation costs, its own attorneys' and accountants' fees and expenses, software license and transfer fees, recording costs, transfer fees, sales and use and other transfer taxes, documentary stamps, and similar charges assessed upon deeds and assignments of leases, regulatory applications and other expenses arising in connection therewith as well as all costs and expenses associated with the transfer or perfection of any security interests or liens securing Loans transferred hereunder. Seller shall be responsible for its own attorneys' and accountants' fees and expenses related to this transaction.

Section 7.9. Breaches with Third Parties.

If the assignment of any material claim, contract, license, lease, commitment, sales order or purchase order (or any material claim or right or any benefit arising thereunder) without the consent of a third party would constitute a breach thereof or materially affect the rights of Purchaser or Seller thereunder, then such assignment is hereby made subject to such consent or approval being obtained.

Section 7.10. Insurance.

As of the Effective Time, Seller will discontinue its insurance coverage maintained in connection with the Banking Facilities and the activities conducted thereon. Purchaser shall be responsible for all insurance protection for the Banking Facilities' premises and the activities conducted thereon immediately following the Effective Time. Pending the Closing, risk of loss shall be the responsibility of Seller.

Section 7.11. Public Announcements.

Seller and Purchaser agree that, from the date hereof, neither shall make any public announcement or public comment, regarding this Agreement or the transactions contemplated herein without first consulting with the other party hereto and reaching an agreement upon the substance and timing of such announcement or comment. Further, Seller and Purchaser acknowledge the sensitivity of this transaction to the Employees and no announcements or communications with the public or the Employees shall be made without the prior approval of Seller until the Effective Time.

Section 7.12. Tax Reporting.

Seller shall comply with all tax reporting obligations in connection with transferred assets and liabilities on or before the Effective Time, and Purchaser shall comply with all tax reporting obligations with respect to the transferred assets and liabilities after the Effective Time.

Section 7.13. REIT Participations.

Barnett and its banking subsidiaries have previously contributed a 100% participation interest in certain 1-4 family residential Loans (the "REIT Loans") to Barnett Real Estate Management, Inc. (the "REIT"). The Seller undertakes to cause the REIT to sell any such participations and to include the participations in the Loans transferred hereunder. To the extent that participations are sold, Seller and the REIT will furnish Purchaser with instructions on that portion of the purchase price to be paid to the REIT for such participations.

                                  ARTICLE VIII
                      CONDITIONS TO PURCHASER'S OBLIGATIONS

 The obligation of Purchaser to complete the transactions contemplated in this Agreement are conditioned upon fulfillment, on or before the Closing, of each of the following conditions:

Section 8.1. Representations and Warranties True.

The representations and warranties made by Seller in this Agreement shall be true in all material respects on and as of the Effective Time as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by Purchaser.

Section 8.2. Obligations Performed.

Seller shall (a) deliver or make available to Purchaser those items required by
Section 3.2 hereof, and (b) perform and comply in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Effective Time.

Section 8.3. No Adverse Litigation.

As of the Effective Time, no action, suit or proceeding shall be pending or threatened against Seller which is reasonably likely to (a) materially and adversely affect the business, properties and assets of the Banking Facilities, or (b) materially and adversely affect the transactions contemplated herein.

Section 8.4. Regulatory Approval.

(a) Purchaser shall have received all necessary regulatory approvals of the transactions provided in this Agreement, all notice and waiting periods required by law to pass shall have passed, no proceeding to enjoin, restrain, prohibit or invalidate such transactions shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.

(b) Such approvals shall not have imposed any condition which is materially disadvantageous or burdensome to Purchaser.

                                   ARTICLE IX
                       CONDITIONS TO SELLER'S OBLIGATIONS

The obligation of Seller to complete the transactions contemplated in this Agreement are conditioned upon fulfillment, on or before the Closing, of each of the following conditions:

Section 9.1. Representations and Warranties True.

The representations and warranties made by Purchaser in this Agreement shall be true in all material respects at and as of the Effective Time as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by Seller.

Section 9.2. Obligations Performed.

Purchaser shall (a) deliver to Seller those items required by Section 3.2 hereof, and (b) perform and comply in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Effective Time.

Section 9.3. No Adverse Litigation.

As of the Effective Time, no action, suit or proceeding shall be pending or threatened against Purchaser or Seller which might materially and adversely affect the transactions contemplated hereunder.

Section 9.4. Regulatory Approval.

(a) Seller shall have received from the appropriate regulatory authorities approval of the transactions contemplated herein, waiting periods required by law to pass shall have passed, no proceeding to enjoin, restrain, prohibit or invalidate such transactions shall have been instituted or threatened, and any conditions of any regulatory approval shall have been met.

(b) Such approvals or Purchaser's corresponding regulatory approvals shall not have imposed any condition which is materially disadvantageous or burdensome to Seller and neither such regulatory approvals nor the provisions of this Agreement will have required any action by Seller which would result in the loss of, or modification to, regulatory approval of the Barnett Transaction.

Section 9.5. Barnett Closing.

The Barnett Transaction shall have closed without the imposition of regulatory conditions which would adversely impact the ability of the Seller to close this agreement.

                                   ARTICLE X
                                  TERMINATION

Section 10.1. Methods of Termination.

This Agreement may be terminated in any of the following ways:

(a) by either Seller or Purchaser in writing five calendar days in advance of such termination, if the Closing has not occurred by May 31, 1998;

(b) at any time on or prior to the Effective Time by the mutual consent in writing of Seller and Purchaser;

(c) by Purchaser in writing if the conditions set forth in Article VIII of this Agreement shall not have been met by Seller or waived in writing by Purchaser within 31 calendar days following the date of all approvals by regulatory agencies and after all statutory waiting periods have expired;

(d) by Seller in writing if the conditions set forth in Article IX of this Agreement shall not have been met by Purchaser or waived in writing by Seller within 31 calendar days following the date of all approvals by regulatory agencies and after all statutory waiting periods have expired;

(e) anytime prior to the Effective Time, by Seller or Purchaser in writing if the other shall have been in breach of any representation and warranty in any material respect (as if such representation and warranty had been made on and as of the date hereof and on the date of the notice of breach referred to below), or in breach of any covenant, undertaking or obligation contained herein, and such breach has not been cured by the earlier of 30 calendar days after the giving of notice to the breaching party of such breach or the Effective Time; provided, however, that there shall be no cure period in connection with any breach of Section 7.3 hereof, so long as such breach by Purchaser was not caused by any action or inaction of Seller, and Seller may terminate this Agreement immediately if regulatory applications are not filed within 30 calendar days after the date of this Agreement as provided in that Section;

(f) by Seller in writing at any time after any applicable regulatory authority has denied approval of any application of Purchaser for approval of the transactions contemplated herein; or

(g) by either Seller or Purchaser, in writing five calendar days in advance of such termination, if the Barnett Transaction is terminated prior to completion.

Section 10.2. Procedure Upon Termination.

In the event of termination pursuant to Section 10.1 hereof, and except as otherwise stated therein, written notice thereof shall be given to the other party, and this Agreement shall terminate immediately upon receipt of such notice unless an extension is consented to by the party having the right to terminate.

If this Agreement is terminated as provided herein,

(a) each party will return all documents, work papers and other materials of the other party, including photocopies or other duplications thereof, relating to this transaction, whether obtained before or after the execution hereof, to the party furnishing the same;

(b) all information received by either party hereto with respect to the business of the other party (other than information which is a matter of public knowledge or which has heretofore been published in any publication for public distribution or filed as public information with any governmental authority) shall not at any time be used for any business purpose by such party or disclosed by such party to third persons; and

(c)      each party will pay its own expenses.

Section 10.3. Payment of Expenses.

Should the transactions contemplated herein not be consummated because of a party's breach of this Agreement, in addition to such damages as may be recoverable in law or equity, the other party shall be entitled to recover from the breaching party upon demand, itemization and documentation, its reasonable outside legal, accounting, consulting and other out-of-pocket expenses.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.1. Completion of Barnett Transaction.

Seller and Purchaser acknowledge that the completion of the transactions contemplated by this Agreement are contingent and dependent upon the completion and closing of the Barnett Transaction. In the event that this Agreement is terminated as provided for in Section 10.1(g), upon such termination neither party shall be obligated in any way to the other.

Section 11.2. Amendment and Modification.

The parties hereto, by mutual consent, may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

Section 11.3. Waiver or Extension.

Except with respect to required approvals of the applicable governmental authorities, either party, by written instrument signed by a duly authorized officer, may extend the time for the performance of any of the obligations or other acts of the other party and may waive (a) any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) compliance with any of the undertakings, obligations, covenants or other acts contained herein.

Section 11.4. Assignment.

This Agreement and all of the provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other.

Section 11.5. Confidentiality.

Seller and Purchaser agree that any confidentiality agreements between Seller and Purchaser shall survive the execution hereof and the consummation of the transactions contemplated herein.

Section 11.6. Addresses for Notices, Etc.

All notices, requests, demands, consents and other communications provided for hereunder and under the related documents shall be in writing and mailed (by registered or certified mail, return receipt requested), telegraphed, telexed, telecopied or personally delivered (with receipt thereof acknowledged) to the applicable party at the address indicated below:

  If to Seller:                NationsBank Corporation
                               Attn.: Frank L. Gentry
                               100 North Tryon Street
                               NC1-007-33-02
                               Charlotte, NC 28255
                               Fax: (704) 386-6416

  with a copy to:              NationsBank Corporation
                               Attn: General Counsel
                               100 North Tryon Street
                               NC1-007-20-01
                               Charlotte, NC 28255
                               Fax Number: (704) 386-2400

  If to Purchaser:             Republic Bank
                               Attn: John W. Sapanski, Chairman, CEO and
                                       President
                               111 Second Avenue, N.E.
                               St. Petersburg, Florida 33701
                               Fax: (813) 824-8860

  with a copy to:              Republic Bank
                               Attn: Chris Hunter, General Counsel
                               111 Second Avenue, N.E.
                               St. Petersburg, Florida 33701
                               Fax: (813) 824-8860
or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section.

Section 11.7. Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 11.8.  Headings.

The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part thereof.

Section 11.9.  Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the state of North Carolina.

Section 11.10. Sole Agreement.

Except for the Confidentiality Agreement, this Agreement and the exhibits and attachments hereto represent the sole agreement between the parties hereto respecting the transactions contemplated hereby and all prior or contemporaneous written or oral proposals, agreements in principle, representations, warranties and understandings between the parties with respect to such matters are superseded hereby and merged herein.

Section 11.11. Severability.

If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

Section 11.12. Parties In Interest.

Nothing in this Agreement, express or implied, expressly including, without limiting the generality of the foregoing in any way, the provisions of Section 2.6(a) hereof, is intended or shall be construed to confer upon or give to any person (other than the parties hereto, their successors and permitted assigns) any rights or remedies under or by reason of this Agreement, or any term, provision, condition, undertaking, warranty, representation, indemnity, covenant or agreement contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

                                             NATIONSBANK CORPORATION

                                             By:/s/ Charles P. Welch
                                                -------------------------------
                                             Name: Charles P. Welch
                                                  -----------------------------
                                             Title: Senior Vice President
                                                  -----------------------------



                                             REPUBLIC BANK


                                             By:/s/ John W. Sapanski
                                                -------------------------------
                                             Name: John W. Sapanski
                                                  -----------------------------
                                             Title: CEO
                                                  -----------------------------

                       PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

                                  EXHIBIT LIST


    Exhibit No.            Description
    -----------            -----------
    1.l(b)                 List of Banking Facilities
    2.1(b)                 List of Excluded Assets
    2.4(j)                 Form of Power of Attorney
    2.6(c)                 Severance Benefits
    3.2(b)(1)              Form of Special Warranty Deed
    3.2(b)(2)              Form of Bill of Sale
    3.2(b)(3)              Form of Assignment and Assumption Agreement
    3.2(b)(4)              Form of Assignment and Assumption of Lease
    3.2(b)(15)             Form of Closing Statement

                                                                 EXHIBIT 1.1 (b)

                        PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

                           LIST OF BANKING FACILITIES


--------------------------------------------------------------------------------------------------------
    MARKET                            BRANCH NAME                              ADDRESS
--------------------------------------------------------------------------------------------------------
  Lake City                           Lake City                            100 N. 1st Street
  Live Oak                            Live Oak                             535 S. Ohio Avenue
  Plantation Key                      Plantation Key                       90184 Overseas Highway
  Marathon                            Marathon                             6090 Overseas Highway
  Key West                            Key West - Main                      1010 Kennedy Drive
  Silver Springs                      Silver Springs                       5431 E. Silver Springs Blvd.
  Ocala                               Forest                               15825 N.E. Highway 40
--------------------------------------------------------------------------------------------------------

                                                                  EXHIBIT 2.1(b)

                        PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

All fixtures, equipment and other items of personal property related to Barnett's Merchandising Fixture Systems and located at the Banking Facilities, including those items listed or depicted on the attached schedule.

BARNETT MERCHANDISING FIXTURE SYSTEM


CORE FIXTURES:

01A Entry/Exit Display:
Promotional floor display for placement at Bank entrance/exit. 6'6" x 20"

01B Entry/Ideas Center:
Promotional floor display with a brochure rack on one side and a poster on the opposite side. For placement at entry/exit. 6'6" x 20"

02  Ideas Center
A.  Floorstanding brochure rack. 6'6" x 20"
B.  1 panel wall brochure rack. 39" x 32.5"
C.  2 panel wall brochure rack. 39" x 65"

03  Behind Teller Display
A.  Wall hanging display which is placed directly behind teller windows.
    24" x 6'
B. One sided display hung from ceiling and placed directly behind teller windows. 24" x 6'
C. Two sided display hung from ceiling and placed directly behind teller windows. 24" x 6'

04  Teller Fixture Display
A. Brochure pocket and promotional sign holder for placement directly on face of teller counter. 11" x 20"
B. Brochure pocket and promotional sign holder with an overhanging bottom lip for placement directly on face of teller counter. 11" x 20"
C. Brochure pocket and promotional sign holder for flexible placement on top of teller counter. 11" x 20"

06  Door Sign
A promotional or holiday sign holder for all public entrances. 11" x 13"

07  Regulatory Sign
Displays all required regulatory disclosures. 36 x 24.5"

08  Drive Up Banner Stand
Upright banner holders that are placed at the top of the drive thru lanes. 8'6" x 20"

09  Drive Up Topper
Signholder that is placed either flat on the pneumatic tube or is clamped on top of the unit. 11" x 11"

[PICTURE]

01A Entry/Exit Display


[PICTURE]

01B Entry/Ideas Center


[PICTURE]

02: Ideas Center
    A. Floor Standing


[PICTURE]

02: Ideas Center
    B. 1 Panel
    C. 2 Panel


[PICTURE]

03: Behind Teller Display
    A. Wall
    B. Ceiling (One Sided)
    C. Ceiling (Two Sided)


[PICTURE]

04: Teller Fixture
    A. Flat
    B. Lip
    C. Base


[PICTURE]

06: Door Sign


[PICTURE]

07: Regulatory Sign


[PICTURE]

08: Drive Up
    Banner Stand


[PICTURE]

09: Drive Up Topper
    A. Flat
    B. Base
    C. Clamp

The following items are also located in each banking center and are considered proprietary:

         acrylic poster stand with pockets

         storage box for merchandising campaigns

         tool kit

         cleaning kit

         merchandising handbook

         graphics
                  from past campaigns
                  regulatory posters
                  holiday signs
                  semi-permanent graphics (in fixtures)

         brochures

                                                                  EXHIBIT 2.4(i)


                        PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       and

                                  REPUBLIC BANK

                                POWER OF ATTORNEY

         THIS POWER OF ATTORNEY is dated this ______ day of ___________ 199_, by ________________________, a ____________________ ("SELLER"), to be effective as of __p.m., on ____, 199_.

                                  WITNESSETH:

         WHEREAS, Seller and ______________ ("Purchaser") have entered into a Purchase and Assumption Agreement dated as of ______________, 199_ (the "Agreement"), which provides for the sale by Seller to Purchaser of certain personal property; and

         WHEREAS, in a Bill of Sale to Purchaser dated ____________, 199_ (the "Bill of Sale"), Seller has agreed, from time to time, at the request of Purchaser to execute, acknowledge and deliver to Purchaser any and all instruments, documents, endorsements, assignments, information, materials and other papers that may be reasonably required to (i) transfer to Purchaser's certain Assets (as defined in the Bill of Sale) being acquired by Purchaser pursuant to the Agreement, including loans and the collateral therefor to the extent of Seller interest in such collateral and files and records relating to such loans, (ii) enable Purchaser to bill, collect, service and administer the loans transferred thereby and (iii) give full force and effect to the intent and purpose of the Bill of Sale.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Seller hereby irrevocably appoints and authorizes the President or any Vice President, or the Secretary or any Assistant Secretary, of Purchaser as its attorney-in-fact [solely for the purpose of endorsing and recording, pursuant to the Bill of Sale, certificates of title for vehicles and similar documents,] provided, such power of attorney is not intended to and does not convey to Purchaser any right to endorse or record any documents of title relating to collateral other than collateral transferred pursuant to the Bill of Sale as described in the preceding paragraph.

         IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be duly executed by its duly authorized officer as of the day and year first above written.

WITNESSES:
                                       ---------------------------------------
                                       By:
----------------------------------        ------------------------------------
                                       Its:
                                           -----------------------------------



STATE OF                        )
         ---------------------- )
                                )
COUNTY OF                       )
          ---------------------

         Before me, the undersigned Notary Public, in and for the State and County aforesaid, duly commissioned, qualified and acting, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged him/herself to be _______________ of _____________, a _________________, and s/he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the association by him/herself as such officer.

         WITNESS my hand and official seal of office at ___________________, County, ______________________________, this the _______day of _______________,
199_.




                                        --------------------------------------
                                                     Notary Public

My commission expires:



----------------------------------

                                                                  EXHIBIT 2.6(c)


                       PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

                               SEVERANCE BENEFITS



SEVERANCE PAY. Each Employee who has a [Qualified Termination] will be eligible to receive Severance Pay in an amount equal to his Base Pay multiplied by his whole and partial Years of Service (calculated to the nearest one-tenth year and with a minimum of 2.0 years), with the product multiplied by his salary grade factor as listed in the following chart:

                    SALARY GRADE                               FACTOR
                        1-7                                      1.0
                        8                                        1.25
                        9                                        1.3
                        10                                       1.4
                        11                                       1.5
                        12-15                                    1.7
                        16+                                      2.0+

MINIMUM CREDIT FOR YEARS OF SERVICE. In calculating Severance Pay, the Employers will grant credit for 2.0 Years of Service to each Employee whose actual Years of Service are less than 2.0.

MAXIMUM SEVERANCE PAY. No Employee will be eligible for Severance Pay under this Plan in an amount that exceeds twice the sum of (a) his annual Base Pay in effect on his Termination Date, plus (b) all other cash compensation and the value of all his Employer-provided benefits for the 12-month period preceding his Termination Date.

                                                               EXHIBIT 3.2(b)(1)

Tax ID Number:_______________

Prepared by:
Tia L. Cottey, Esquire
NationsBank, N.A.
100 North Tryon Street
Charlotte, NC 28255-0065


                              SPECIAL WARRANTY DEED

         _____________,a ______________, successor to ("Grantor") whose address is _______________________ , for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) paid to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and does hereby GRANT, SELL and CONVEY unto, _______________ a Florida __________________ ("Grantee"), whose address is
_____________________, in fee simple, that certain land located in
___________________County, Florida, being more particularly described in Exhibit A, attached hereto and incorporated herein by reference, together with all improvements, if any, located on such land (such land and improvements being collectively referred to as the "Property").

         This conveyance is made and accepted subject to all matters (the "Permitted Exceptions") set forth in Exhibit B, attached hereto and incorporated herein by reference.

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances pertaining thereto, including all of Grantor's right, title and interest in and to adjacent streets, alleys and rights-of-way, subject to the Permitted Exceptions, unto Grantee and Grantee's heirs, successors and assigns forever. And Grantor hereby covenants with Grantee that, except as above noted, that at the time of the delivery of this Special Warranty Deed the Property was free from all encumbrances made by it and that Grantor will warrant and defend the same against the lawful claims and demands of all persons claiming by, through or under Grantor, but against none other.

         BY ACCEPTANCE OF THIS DEED, GRANTEE ACKNOWLEDGES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE

GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER OR WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE, ZONING AND DEVELOPMENT OF REGIONAL IMPACT LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE DISPOSAL OR EXISTENCE IN OR ON THE PROPERTY, OF ANY HAZARDOUS MATERIALS, WASTES OR SUBSTANCES DEFINED IN ANY FEDERAL, STATE OR LOCAL LAWS OR ANY OTHER SPECIALLY REGULATED MATERIALS INCLUDING, BUT NOT LIMITED TO, ASBESTOS, PETROLEUM PRODUCTS, POLYCHLORINATED BIPHENYL, OR RADON GAS. GRANTEE FURTHER ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. THE FOREGOING CLAUSE SUPERSEDES ANY REPRESENTATIONS AND WARRANTIES CONCERNING THE PROPERTY CONTAINED IN THE PURCHASE AND ASSUMPTION AGREEMENT DATED, _____________, 199__, ENTERED INTO BY OR FOR THE BENEFIT OF GRANTOR OR GRANTEE.

         Ad valorem taxes for the present year having been prorated, Grantee hereby assumes payment thereof, and subsequent assessments for that and prior years due to change in land usage, ownership, or both.

         EXECUTED on the date set forth in the acknowledgment attached hereto to be effective as of the _____________ day of ____________________,1997.


WITNESSES:
                                       ----------------------------------------

                                       a
                                        ---------------------------------------




                                       By:
----------------------------------        -------------------------------------
Name:                                  Name:
     -----------------------------          -----------------------------------
                                       Title:
                                             ----------------------------------


----------------------------------
Name:                                  (CORPORATE SEAL)
     -----------------------------






STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me on ____________________________, 1997, by ________________, as _____________ of
______________________, a ___________________, on behalf of the
____________________. He/She is personally known to me or has produced
________________________ as identification.



                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
(SEAL)                                 NOTARY PUBLIC, State of Florida
                                       Serial Number (if any)
                                                             ------------------
                                       My Commission Expires:
                                                             ------------------

                       EXHIBIT A TO SPECIAL WARRANTY DEED

                       EXHIBIT B TO SPECIAL WARRANTY DEED
                              PERMITTED EXCEPTIONS
                                     TO DEED

1. Visible and apparent easements and all underground easements, if any, the existence of which may arise by unrecorded grant or by use.

2.   Any and all unrecorded leases, if any, and rights of parties therein.

3.   Taxes and assessments for the year of closing and subsequent years.

4. All valid and enforceable covenants, restrictions, reservations, easements and other matters as shown on the public record.

5.   All matters which would be disclosed by an accurate survey of the Property.

6. Governmental rights of police power or eminent domain unless notice of the exercise of such rights appears in the public records as of the date hereof; and the consequences of any law, ordinance or governmental regulation including, but not limited to, building and zoning ordinances.

7. Defects, liens, encumbrances, adverse claims or other matters (1) not known to the Grantor and not shown by the public records but known to the Grantee as of the date hereof and not disclosed in writing by the Grantee to the Grantor prior to the date hereof; (2) resulting in no loss or damage to the Grantee; or (3) attaching or creating subsequent to the date hereof.

                                                               EXHIBIT 3.2(b)(2)

                       PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

                                  BILL OF SALE

         THIS BILL OF SALE is dated this __________ day of _____________, 199__, by _______________________, a ___________________________________ ("Seller").

                                  WITNESSETH:

         WHEREAS, Seller and _______________________, a_______________________
______________________________________("Purchaser"), have entered into a
Purchase and Assumption Agreement dated as of ________________________________, 199_ (the "Agreement"), which provides for the sale by Seller to Purchaser of certain personal property and loans related to Seller offices identified on the list attached hereto (the "Banking Facilities"), all as set forth in the Agreement. Capitalized terms used, but not defined, herein shall have the meanings defined in the Agreement;

         NOW, THEREFORE, Seller, for good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, bargain, sell, assign, set over, convey and transfer to Purchaser all of its right, title and interest in and to the following assets (the "Assets"):

         (a) All furniture, fixtures, equipment and other tangible personal property located in the Banking Facilities, except for those items listed in Exhibit 2.1 (b) of the Agreement;

         (b) All of the loans maintained, serviced and listed in Seller general ledger as loans of the Banking Facilities (except for those loans described in Section 2.4(b) of the Agreement) (the "Loans"); and

         (c) All of Seller files and records related to the Loans and the Equipment Leases, Deposit Liabilities and other liabilities (as such terms are defined or described in the Agreement).

         [Seller, for itself and its successors and assigns, does hereby covenant and agree to and with Purchaser and its successors and assigns that it
(i) owns the Assets free and clear of any mortgages, liens, security interests or pledges, and (ii) shall, from time to time, at the request of Purchaser, execute, acknowledge and deliver to Purchaser any and all further instruments, documents, endorsements, assignments, information, materials and other papers that may be reasonably required to transfer the Assets to Purchaser, to enable Purchaser to bill, collect, service and administer the Loans and to give full force and effect to the full intent and purposes of this Bill of Sale.]

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed by its duly authorized officer as of the day and year first above written.



                                       ----------------------------------------



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                                               EXHIBIT 3.2(b)(3)

                        PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                             NATIONSBANK CORPORATION

                                       AND

                                  REPUBLIC BANK

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into this ____ day of _____________ 199__, by and between, ____________________________________, a
_____________________ ("Seller"), and ________________________________, a
____________________________ ("Purchaser").

                                  WITNESSETH:

         WHEREAS, Seller and Purchaser have entered into a Purchase and Assumption Agreement dated as of ___________________, 199__ (the "Agreement"), which provides for the assignment by Seller of all of its rights and interests in and to certain leases, contracts, deposit accounts and other liabilities related to Seller offices identified on the list attached hereto (the "Banking Facilities"), and the assumption by Purchaser of all of Seller liabilities and obligations thereunder, all as set forth in the Agreement;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged by Seller and Purchaser, Seller hereby assigns, transfers and sets over to Purchaser all of Seller's rights and interest to, and Purchaser hereby assumes all of Seller's liabilities and obligations in connection with, the following assets (the "Assets");

         (a) All equipment leases for equipment located at the Banking Facilities (the "Equipment Leases");

         (b) All deposit accounts located at the Banking Facilities, except for those deposit accounts and liabilities described in Section 2.3(b) of the Agreement (the "Deposit Liabilities"); and

         (c)  Safe Deposit Contracts.

         This Assignment and Assumption Agreement shall be binding upon, and shall inure to the benefit of, Seller, Purchaser, and each of their successors and assigns and shall be subject to the terms and conditions of the Agreement. In the event of a conflict between any of the terms and provisions hereof and the Agreement, the Agreement shall be deemed to control.

         This Assignment and Assumption Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of ___________________.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers, all as of the day and year first above written.




                                       ----------------------------------------

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------




                                       ----------------------------------------

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                                               EXHIBIT 3.2(b)(4)

Prepared By/Return To
Tia L. Cottey Esq.
NationsBank Corporation
100 N. Tryon Street, 20th Floor
Legal Department
Charlotte, North Carolina 28255

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                             (WITH LANDLORD CONSENT)

     The parties to this Agreement and Assumption of Lease (the "Assignment") are ____________, a ("Assignor"), and __________, a ___________________________
("Assignee").

         WHEREAS, under the terms of the Lease attached hereto as Exhibit "A" (the "Lease"), Assignor is the tenant of certain real property and improvements situated in County, Florida, and having a street address of _______________________, Florida (the "Leased Premises"); and

         WHEREAS, Assignor has agreed to assign all of its right, title and interest in and to the Lease to Assignee, and Assignee has agreed to assume and perform Assignor's liabilities and obligations arising under the Lease on and after the date hereof, all in accordance with this Assignment.

         NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, effective as of ____________, 1997 (the "Effective Date"), Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee WITHOUT RECOURSE, REPRESENTATION OR WARRANTY all of Assignor's right, title and interest under the Lease as tenant or lessee in and to the Lease and all of the rights, benefits and privileges of the tenant or lessee thereunder, but subject to all terms, conditions, reservations and limitations set forth in the Lease.

         By accepting this Assignment and by its execution hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Lease on the part of the tenant or lessee therein required to be performed from and after the Effective Date, including, but not limited to, the obligation to pay, in accordance with the terms of the Lease, rent and all other monetary obligations. On or before the Effective Date, Assignee shall reimburse Assignor for any and all security deposits paid by Assignor under the Lease.

         Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of Assignee's failure to perform any of the obligations of tenant or lessee under the Lease after the Effective Date. Assignee hereby releases, acquits, and forever discharges Assignor and its employees, agents, officers, subsidiaries, affiliates, successors and assigns, from any and all actions, causes of actions, claims, demands, costs, losses, and expenses of any kind whatsoever, both known and unknown, arising out of any matter, happening or thing relating to the Lease.

         Assignee hereby acknowledges that the Leased Premises shall be delivered by Assignor and accepted by Assignee in "AS IS" condition without representation or warranty as to the condition of the Leased Premises or their suitability for any particular use.

         EXCEPT AS EXPRESSLY SET FORTH HEREIN, ASSIGNOR DISCLAIMS, AND ASSIGNEE ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES, OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, WHETHER EXPRESS OR IMPLIED, CONCERNING THE LEASED PREMISES INCLUDING, BUT NOT LIMITED TO: (I) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE LEASED PREMISES; (II) THE MANNER OR QUALITY OF THE CONSTRUCTION OF MATERIALS, IF ANY, INCORPORATED INTO THE LEASED PREMISES; OR
(III) THE MANNER, QUALITY, STATE OF REPAIR, OR LACK OF REPAIR OF THE LEASED PREMISES. ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE LEASE OR THE LEASED PREMISES, FURNISHED BY ANY REAL ESTATE BROKER OR FINDER OR OTHER PERSON UNLESS THE SAME ARE SPECIFICALLY SET FORTH HEREIN. ASSIGNEE SHALL TAKE THE LEASED PREMISES SUBJECT TO ALL LIENS, ENCUMBRANCES AND OTHER MATTERS OF RECORD ENCUMBERING THE LEASED PREMISES AS OF THE EFFECTIVE DATE HEREOF. THE FOREGOING CLAUSE SUPERSEDES ANY REPRESENTATIONS AND WARRANTIES CONCERNING THE LEASED PREMISES CONTAINED IN THE PURCHASE AND ASSUMPTION AGREEMENT DATED ____________, 199__, ENTERED INTO BY OR FOR THE BENEFIT OF ASSIGNOR OR ASSIGNEE.

         All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         Assignee shall pay all documentary stamp taxes, if any, due in connection with this Assignment and shall indemnify and hold Assignor harmless from and against the claims of the Florida Department of Revenue for the payment of documentary stamp taxes in connection with this Assignment or the Lease

WITNESSES:                                                                 , a
                                        -----------------------------------

                                        ---------------------------------------


                                        By:
----------------------------------         ------------------------------------
Name:                                   Name:
     -----------------------------           ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
----------------------------------         ------------------------------------
Name:                                   Name:
     -----------------------------           ----------------------------------
                                        Title:
                                              ---------------------------------


                                        "ASSIGNOR"



                                        AGREED TO AND ACCEPTED BY ASSIGNEE:


                                                                           , a
                                        -----------------------------------

                                        ---------------------------------------


                                        By:
----------------------------------         ------------------------------------
Name:                                   Name:
     -----------------------------           ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
----------------------------------         ------------------------------------
Name:                                   Name:
     -----------------------------           ----------------------------------
                                        Title:
                                              ---------------------------------



                                        Address of Assignee:


                                        ---------------------------------------

                                        ---------------------------------------


                                        "ASSIGNEE"

STATE OF
        -------------------------------
COUNTY OF
         ------------------------------


         The foregoing instrument was acknowledged before me on ______________, 1997, by _____________ as ______________ of __________________, a
_________________ on behalf of the ___________________. He/She is personally known to me or has produced ___________________ as identification.



                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       NOTARY PUBLIC, State of
                                                              -----------------
  (SEAL)                               Serial Number (if any)
                                                             ------------------
                                       My Commission Expires:
                                                             ------------------






STATE OF FLORIDA
COUNTY OF HILLSBOROUGH



         The foregoing instrument was acknowledged before me on _____________________________________, 1997, by _______________________________
as____________________ of __________________________, a _______________________,
on behalf of the ___________________________. He/She is personally known to me or has produced __________________________as identification.




                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       NOTARY PUBLIC, State of
                                                              -----------------
  (SEAL)                               Serial Number (if any)
                                                             ------------------
                                       My Commission Expires:
                                                             ------------------



                    [LANDLORD CONSENT CONTINUED ON NEXT PAGE]

                         CONSENT AND RELEASE BY LANDLORD

         In consideration of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency _______________________ of which is hereby acknowledged, ________________________________________________
("Landlord"), does hereby acknowledge, approve and consent to the foregoing Assignment, and, effective as of _________________, 1997, Landlord and its successors and assigns hereby release, acquit, satisfy and forever discharge Assignor and its employees, agents, officers, subsidiaries, affiliates, successors and assigns, from any and all actions, causes of action, claims, demands, rights, damages, costs, losses, expenses, occurrences, and liability of any kind whatsoever, both known and unknown, arising out of any matter, happening or thing, from the beginning of time and relating to the Lease. Landlord acknowledges and agrees that Assignor is released from all liability under the Lease, effective as of ________, 1997.

         Landlord represents and warrants that it has full authority to execute this Assignment without the joinder or consent of any party (or if such consent is required, that Landlord has secured same), including, but not limited to, any lenders holding mortgages encumbering the Leased Premises, and that Landlord has not assigned any of its rights, title or interest in the Lease to any other party, which representations and warranties shall survive the execution of this Assignment and the release of Assignor under this Lease. Landlord agrees to indemnify and hold Assignor harmless from and against any claims, losses, demands, liabilities, damages and expenses of any kind or nature, including, without limitation, attorneys fees and costs, incurred or arising by reason of a breach or violation of any of the agreements, obligations, covenants, or representations and warranties of Landlord contained herein.



                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------


                                        By:
----------------------------------         ------------------------------------
Printed Name:
             ---------------------      ---------------------------------------



                                        Name:
----------------------------------           ----------------------------------
Printed Name:                           Title:
             ---------------------            ---------------------------------


                                        "LANDLORD"

STATE OF FLORIDA
COUNTY OF ______________________



         The foregoing instrument was acknowledged before me this ______day of _____________, 1997 by ___________________________, as ________________________,
a _____________________, on behalf of the __________________________. He/She is personally known to me or has produced ___________________ as identification.





My Commission Expires:
                                        ---------------------------------------
----------------------------------                   NOTARY PUBLIC


(SEAL)                                  ---------------------------------------
                                                  (Type or Print Name)

               EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 LEASE AGREEMENT

                                                              EXHIBIT 3.2(b)(15)

                        PURCHASE AND ASSUMPTION AGREEMENT
                                     BETWEEN
                             NATIONSBANK CORPORATION
                                       AND
                                  REPUBLIC BANK
                                CLOSING STATEMENT

(PRE-CLOSING BALANCE SHEET AS OF _________________________)

CASH DUE PURCHASER FOR:

  Deposit liabilities (including accrued interest)
                                                       ------------------------

  [Pro rata real property taxes]
                                                       ------------------------

  Total Cash due Purchaser
                                                       ------------------------

  CASH DUE SELLER FOR:
                                                       ------------------------

  Net Book Value of Real and Personal Property
                                                       ------------------------

  Premium for Real and Personal Property
                                                       ------------------------

  Other
                                                       ------------------------

  Premium for Deposit Liabilities
                                                       ------------------------

  Net Book Value of Loans (including accrued interest)
                                                       ------------------------

  Premiums for Loans
                                                       ------------------------

  Coins and currency
                                                       ------------------------

  Pro rata FDIC insurance
                                                       ------------------------

  Other prorated items
                                                       ------------------------

  Total Cash due Seller
                                                       ------------------------

  Net cash due (Purchaser)(Seller)
                                                       ------------------------

Seller hereby approves the Closing Statement and acknowledges receipt of the total cash due Seller. Purchaser hereby approves the Closing Statement, acknowledges receipt of the net cash due Purchaser and assumes liability for payment of all taxes and other items as provided for in the Purchase and Assumption Agreement between Seller and Purchaser dated as of _____________, 199_ (the "Agreement"). Seller and Purchaser agree to make subsequent adjustments to the extent necessary in accordance with Section 3.3 of the Agreement.



                                        ---------------------------------------



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
                                        Date:
                                             ----------------------------------




                                        ---------------------------------------



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
                                        Date:
                                             ----------------------------------